UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2003

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Borregas Avenue, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 822-5200

(Registrant’s Telephone Number, Including Area Code)

Item 2.    Acquisition or Disposition of Assets.

On August 15, 2003, Mercury Interactive Corporation, a Delaware corporation (the “Registrant”) acquired Kintana, Inc., a Delaware corporation (“Kintana”). The acquisition was completed pursuant to an Agreement and Plan of Merger dated as of June 9, 2003 (the “Agreement”), by and among the Registrant, Kintana, Kanga Merger Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant (“Merger Sub I”), Kanga Acquisition L.L.C., a Delaware limited liability company and wholly-owned subsidiary of the Registrant (“Merger Sub II”) and Raj Jain, as Stockholders’ Representative. Pursuant to the Agreement, Merger Sub I was merged with and into Kintana (“Merger I”), followed by the merger of Kintana with and into Merger Sub II (“Merger II,” and together with Merger I, the “Mergers”). Following the Mergers, the separate existence of Kintana ceased. Merger Sub II continues as the surviving limited liability company and a wholly-owned subsidiary of the Registrant.

The aggregate purchase price for all of the capital stock of Kintana was approximately 2,236,926 shares of Registrant’s common stock, par value $0.002 per share, and approximately $130,868,744 in cash. Based on the average closing price of the Registrant’s common stock for each of the 15 trading days up to and including August 13, 2003, the aggregate value of the consideration issued at closing was approximately $219,373,248 of which approximately $34,630,312 was placed in escrow in accordance with the terms of the Agreement. Registrant financed the acquisition with cash on hand. Options to acquire Kintana common stock were assumed by Registrant in Merger I and remain outstanding.

The aggregate amount of consideration paid was determined through arms-length negotiations between the Registrant and Kintana, which negotiations took into account the value of Kintana’s financial position, products, intellectual property and other factors relating to Kintana’s business. Prior to the execution of the Agreement, there was no material relationship between Kintana and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer, except that: (i) Anthony Zingale, a director of the Registrant, was a director of Kintana; and (ii) the Registrant and Kintana were parties to an Open Test Architecture Alliance Agreement entered into in September 2000, providing for the joint marketing of the Registrant’s and Kintana’s products.

The acquisition will be accounted for using the purchase method of accounting. The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was previously filed with the Securities and Exchange Commission on August 14, 2003 as Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q and incorporated herein by reference.

On August 18, 2003, the Registrant issued a press release announcing the completion of the acquisition, which was previously filed with the Securities and Exchange Commission on August 18, 2003 as Exhibit 99.1 to Registrant’s Current Report on Form 8-K and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired

It is impractical for Registrant to file the required financial statements in this Current Report of Form 8-K. Registrant intends to file with the Securities and Exchange Commission such financial statements as soon as practicable, but no later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

See response to Item 7(a).

(c)	Exhibits

2.1	Agreement and Plan of Merger dated as of June 9, 2003, by and among Kintana, Inc., Mercury Interactive Corporation, Kanga Merger Corporation, Kanga Acquisition L.L.C. and Raj Jain, as Stockholders’ Representative. (Previously filed with the Securities and Exchange Commission on August 14, 2003 as Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q and incorporated herein by reference.)

99.1	Press Release of Registrant dated August 18, 2003. (Previously filed with the Securities and Exchange Commission on August 18, 2003 as Exhibit 99.1 to Registrant’s Current Report on Form 8-K and incorporated herein by reference.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2003	MERCURY INTERACTIVE CORPORATION

By:	/s/ Susan J. Skaer

Name:	Susan J. Skaer

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

2.1

Agreement and Plan of Merger dated as of June 9, 2003, by and among Kintana, Inc., Mercury Interactive Corporation, Kanga Merger Corporation, Kanga Acquisition L.L.C. and Raj Jain, as Stockholders’ Representative. (Previously filed with the Securities and Exchange Commission on August 14, 2003 as Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q and incorporated herein by reference.)

99.1

Press Release of Registrant dated August 18, 2003. (Previously filed with the Securities and Exchange Commission on August 18, 2003 as Exhibit 99.1 to Registrant’s Current Report on Form 8-K and incorporated herein by reference.)